SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 2, 2010

(Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-29819

(Commission File Number)

58-2349413

(I.R.S. Employer Identification No.)

60 State Street. Suite 700, Boston, MA

 (Address of principal executive offices)

(800) 518-4879

(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

SECTION 1. Company's Business and Operations

None

SECTION 2.  Financial Information

None.

SECTION 3.  Securities and Trading Markets

None.

SECTION 4.  Matters Related to Accountants and Financial Statements

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On July 30, 2009, the then Chief Financial Officer of HepaLife Technologies, Inc. (the “Company”), in consultation with the then Company’s President and its independent accounting firm, determined that the Company needed to restate its unaudited financial statements for the quarter ended March 31, 2009 which the Company included on Form 10-Q, originally filed May 15, 2009.  The Company determined that FASB ASC 815-40, Contracts in Entity’s Own Equity (formerly EITF Issue No. 07-5, "Determining Whether an Instrument (or an Embedded Feature) Is Indexed to an Entity's Own Stock ") should have been adopted effective January 1, 2009 with regards to its Series C warrants.  As a result, the Company’s financial statements did not reflect a reclassification of 12,989,830 Series C Warrants from equity to a noncurrent warrant liability and therefore these financial statements should not be relied upon.  Accordingly, the Company restated its financial statements for the quarter ended March 31, 2009 and included the restated financial statements in a  Form 10-Q/A (amending the previously filed Form 10Q for the period ended March 31, 2009).  The Form 10Q/A was filed on August 4, 2009.

Additionally, on September 11, 2009, the then Chief Financial Officer, in consultation with the Company’s legal counsel, the then President and its independent accounting firm, determined that the impact of adopting ASC 815-40 with regards to certain warrants issued on May 11, 2007 could be material in the future and, therefore, should be reflected in its financial statements effective January 1, 2009. The Company’s unaudited financial statements included on Form 10-Q/A for the quarter ended March 31, 2009 and on Form 10-Q for the quarter ended June 30, 2009, did not reflect a reclassification of 737,000 Warrants from equity to a noncurrent warrant liability and therefore these financial statements should not be relied upon.  Accordingly, the Company restated its financial statements for the quarters ended March 31, 2009 and June 30, 2009 and included these financial statements in Form 10-Q/A Amendment No. 2 and Form 10-Q/A, respectively, (amending, respectively, the previously filed Form 10Q/A for the period ended March 31, 2009 and the Form 10Q for the period ended June 30, 2009).  The Form 10Q/A2 and the Form 10Q/A which were filed on September 17, 2009.

The restated financial statements included in the Form 10Q/A2 (March 31, 2009) and the Form 10Q/A (June 30, 2009) can be relied upon.

The Company stated in each of its amended filings mentioned above that “Pursuant to the requirements of Form 8-K Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review, the Company was required to file a Form 8-K. However, the Company was able to satisfy the Form 8-K filing requirements by filing this Form 10-Q/A within the reporting period.”

Notwithstanding the Company’s previously stated position regarding its satisfaction of the Form 8-K reporting criteria through the filing of the Form 10QA/2 and Form 10Q/As, the Company has filed this current report on Form 8-K in order to present historical accounting for the measures taken by the Company in connection with the restatement of its financial statements for the quarters ended March 31, 2009 and June 30, 2009..

SECTION 5.  Corporate Governance and Management

None.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

            Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Company. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Company assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Company in this Form 8-K and in the Company's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Company's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

None.

SECTION 9.  Financial Statements and Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEPALIFE TECHNOLOGIES, INC.

/s/ Amit S. Dang

Amit S. Dang

President and Chief Executive Officer

Date: February 2, 2010